THE MASTERS' SELECT FUNDS


                               SEMI-ANNUAL REPORT
                         THE MASTERS' SELECT EQUITY FUND
                     THE MASTERS' SELECT INTERNATIONAL FUND
                                  JUNE 30, 2000


                        Litman/Gregory Fund Advisors, LLC


                           www.mastersselectfunds.com

THE MASTERS' SELECT CONCEPT

OBJECTIVE
--------------------------------------------------------------------------------

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1. First, only stock-pickers we believe to be exceptionally skilled were chosen to manage each fund's portfolio.

2. Second, and of equal importance, each stock-picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3. Third, even though each manager's portfolio is focused, we seek ways to diversify each of our funds. With the Equity and International Funds, we have done this by including managers with differing investment styles and market cap orientations. With the Value Fund, we have selected managers who each take a unique approach to assessing companies and defining value.

4. Finally, we believe that excessive asset growth results in diminished performance. We have committed to close each of the Masters' Select Funds to new investors at levels that we believe will preserve the managers' ability to effectively implement the "select" concept.

PORTFOLIO FIT
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As with all equity funds, Masters' Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds' net asset values decline. Within that context, we created the Masters' Select Equity and Masters' Select International Funds to be used as core equity and international fund holdings. We created Masters' Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds' overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

The Masters' Select Funds

CONTENTS


Letter to Shareholders                                                         2
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Masters' Select Equity Fund -
  Equity Fund Review                                                           4
  Interview: Bill Miller                                                       8
  Managers                                                                    12
  Equity Fund Stock Highlights                                                13
  Equity Fund Schedule of Investments                                         18
--------------------------------------------------------------------------------
Masters' Select International Fund -
  International Fund Review                                                   20
  Interview: Dan Jaworski                                                     24
  Managers                                                                    27
  International Fund Stock Highlights                                         28
  International Fund Schedule
    of Investments                                                            32
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                          34
--------------------------------------------------------------------------------
Statements of Operations                                                      35
--------------------------------------------------------------------------------
Statement of Changes in Net Assets -
  Equity Fund                                                                 36
  International Fund                                                          37
--------------------------------------------------------------------------------
Financial Highlights
  Equity Fund                                                                 38
  International Fund                                                          39
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Notes to Financial Statements                                                 40
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This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters' Select Funds.

Past performance is not a guarantee of future results. Share price and returns will fluctuate, and investors may have a gain or loss then they redeem shares. Statements and other information in this report are dated and are subject to change. Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the Funds' performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Dear Fellow Shareholder:

Financial markets were highly volatile during the first half of 2000. Through it all both Masters' Select Equity and Masters' Select International soundly beat their benchmarks.

We are happy to report the continued success of the Masters' Select concept. The idea of bringing together multiple, highly skilled sub-advisors in a single fund, and giving each a mandate to invest in only their highest conviction stocks is playing out as we had hoped. The logic behind the concept is based on our view that some stock-pickers can add value relative to passive indexes, and believing that, it does not require a big leap of faith to believe that those same managers are likely to perform better over a full market cycle if they invest in their ten or fifteen highest conviction ideas (rather than, say their fifty or one hundred top ideas). It is a simple, intelligent approach to benefiting from active management, but one that we believe is unique to our funds in the no-load world.

As both Masters' Select Funds continue to add to their track records, we hope that shareholders will see the value of viewing Masters' Select Equity and Masters' Select International as core domestic and international holdings. The trend in the fund industry has been for investors to hold funds for shorter and shorter time periods. We believe this is often the result of investors chasing recent hot performance at the expense of funds whose short-term performance is steady but not chart-topping. Besides the fact that it is extremely difficult to performance chase successfully, it may also accelerate recognition of taxable gains. We believe that holding core equity fund positions for the long-term is the most reliable way to achieve good long-term performance - assuming the fund delivers good returns. Sometimes this philosophy is not so easy to implement in the real world because the factors that make a fund attractive are subject to change. For example, the manager might leave, the fund may get too big, or performance may slump, triggering doubts. There are several reasons why we believe Masters' Select Funds can serve as ideal core holdings:

* We believe the reputation of our funds' stock pickers, as highly skilled, is well deserved. And we believe their skill, coupled with their focus on their highest conviction ideas, increases the odds of superior long-term returns.

* The fact that there are multiple sub-advisors means that the funds are not reliant on any one individual.

* Litman/Gregory Fund Advisors is monitoring each sub-advisor, which we believe should increase the shareholders' confidence in the long-term potential of the fund. Litman/Gregory has extensive experience evaluating equity managers.

* The exposure to multiple stock picking styles and sub-advisors should reduce the odds that the funds will radically underperform appropriate benchmarks over short time periods - a factor that tempts shareholders to give up on a fund. Having said that, it is likely that there will be times during which the funds will underperform their benchmarks. Our goal continues to be to outperform over a full market cycle.

* We are closing both funds at very low asset levels. We believe this will help to avoid any performance drag due to a bloated asset base.


2    The Masters' Select Funds

We believe the Masters' Select approach is an intelligent way to access active management and, importantly, one that can give investors the confidence to stick with the funds as long-term core holdings. We continue to work at building the funds' shareholder base with long-term investors, and we discourage short-term investors who assume that their investment will produce a quick and significant payoff. Long-term investors provide the stability that increases the funds' chances for superior long-term performance.

Though most of the expected added value of the Masters' Select Funds comes from the basic concept, we continue to be highly focused on doing the little things that can add additional value at the margin. We watch the funds' overhead closely and continue to see expenses move lower. We've passed on savings in management fees in the form of non-recoverable expense waivers every time we've been able to negotiate favorable contracts with our sub-advisors, and we are committed to lowering the management fee when we reach our closing level so that incremental asset growth from existing shareholders or appreciation will result in a further expense ratio reduction. And, we maintain our commitment to provide you with high quality communications. We encourage you to visit our website at www.mastersselectfunds.com for updated data and information.

The first part of this year saw continued positive media coverage for the funds. Some of the stories that appeared in the year's first half included: Kiplinger's Personal Finance (20 Great Funds to Own Now), Money Magazine (The Best 100 Funds and How to Use Them), The Financial Times (Different Routes to Stay Ahead), Investors Business Daily (Masters' Select Equity Fund Hires Top Talent), and wordlyinvestor.com (Masters of Their Universe), among others. This media exposure is helpful in growing our asset base, which serves to push overhead down, thereby lowering our per share expense ratio. Our hope is that these new shareholders will share in our long-term approach to investing. Of course, we maintain our commitment to close our funds at levels that we believe will preclude any asset-based performance drag. In fact we've publicly promised to close Masters' Select Equity at $750 million in assets and Masters' Select International at $1 billion.

Our next report will include coverage of our third fund, Masters' Select Value Fund, that we launched on June 30. Four premier value stock pickers manage the fund. Two, Mason Hawkins and Bill Miller are also on the Masters' Select Equity team. The other two are Bill Nygren who manages Oakmark Select and Larry Sondike, long-time associate of Michael Price and manager of Mutual Shares Fund. If you are interested in holding a dedicated value fund, please see our website or call (800) 960-0188.

As always, we will continue to put forth our maximum effort to reward the confidence you have placed in the Masters' Select Funds.

Sincerely,

/s/ Ken Gregory

Ken Gregory

                                                               Fund Summary    3

MASTERS' SELECT EQUITY FUND REVIEW
--------------------------------------------------------------------------------

Masters' Select Equity Fund delivered strong relative returns in the first half of the year, beating all its benchmarks. The difficulty of beating passive indexes has been covered at length in the financial press. Because it is difficult we're pleased to have beaten all our benchmarks since inception, including the Custom Index, the most relevant benchmark, by over 2.5% per year.

COMPARISON CHART
--------------------------------------------------------------------------------

                Masters' Select     Wilshire     Lipper Multi-Cap      Custom
                  Equity Fund      5000 Index    Core Fund Index    Equity Index
                  -----------      ----------    ---------------    ------------
31-Dec-96           $10,000         $ 10,000        $ 10,000          $ 10,000
31-Jan-97           $10,290         $ 10,535        $ 10,474          $ 10,443
28-Feb-97           $10,320         $ 10,530        $ 10,443          $ 10,466
31-Mar-97            $9,860         $ 10,065        $ 10,057          $ 10,070
30-Apr-97           $10,210         $ 10,504        $ 10,405          $ 10,502
31-May-97           $10,920         $ 11,248        $ 11,107          $ 11,251
30-Jun-97           $11,530         $ 11,765        $ 11,526          $ 11,764
31-Jul-97           $12,790         $ 12,669        $ 12,402          $ 12,547
31-Aug-97           $12,500         $ 12,193        $ 12,061          $ 12,019
30-Sep-97           $13,560         $ 12,912        $ 12,724          $ 12,724
31-Oct-97           $12,850         $ 12,482        $ 12,246          $ 12,217
30-Nov-97           $12,740         $ 12,891        $ 12,454          $ 12,584
31-Dec-97           $12,911         $ 13,129        $ 12,627          $ 12,791
31-Jan-98           $12,845         $ 13,200        $ 12,698          $ 12,908
28-Feb-98           $13,925         $ 14,161        $ 13,605          $ 13,834
31-Mar-98           $14,415         $ 14,870        $ 14,243          $ 14,486
30-Apr-98           $15,081         $ 15,047        $ 14,397          $ 14,616
31-May-98           $14,557         $ 14,646        $ 14,002          $ 14,275
30-Jun-98           $14,732         $ 15,160        $ 14,395          $ 14,697
31-Jul-98           $14,579         $ 14,828        $ 14,102          $ 14,364
31-Aug-98           $11,850         $ 12,518        $ 11,906          $ 12,176
30-Sep-98           $12,210         $ 13,336        $ 12,471          $ 12,873
31-Oct-98           $13,140         $ 14,328        $ 13,322          $ 13,843
30-Nov-98           $13,883         $ 15,231        $ 14,036          $ 14,647
31-Dec-98           $14,834         $ 16,205        $ 14,988          $ 15,482
31-Jan-99           $15,304         $ 16,801        $ 15,485          $ 15,971
28-Feb-99           $14,572         $ 16,192        $ 14,888          $ 15,327
31-Mar-99           $15,413         $ 16,817        $ 15,358          $ 15,868
30-Apr-99           $16,955         $ 17,623        $ 15,985          $ 16,646
30-May-99           $16,736         $ 17,237        $ 15,806          $ 16,340
30-Jun-99           $18,059         $ 18,129        $ 16,581          $ 17,186
31-Jul-99           $17,589         $ 17,548        $ 16,216          $ 16,767
31-Aug-99           $17,304         $ 17,385        $ 15,933          $ 16,591
30-Sep-99           $16,898         $ 16,930        $ 15,536          $ 16,290
31-Oct-99           $17,365         $ 18,007        $ 16,324          $ 17,086
30-Nov-99           $17,728         $ 18,610        $ 16,850          $ 17,592
31-Dec-99           $18,758         $ 20,023        $ 18,103          $ 18,874
31-Jan-00           $18,471         $ 19,192        $ 17,589          $ 18,030
29-Feb-00           $18,354         $ 19,622        $ 18,266          $ 18,435
31-Mar-00           $20,115         $ 20,787        $ 19,437          $ 19,526
30-Apr-00           $19,880         $ 19,704        $ 18,715          $ 18,777
31-May-00           $19,254         $ 19,017        $ 18,065          $ 18,243
30-Jun-00           $19,866         $ 19,857        $ 18,831          $ 18,947

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. The Wilshire 5000, Lipper Multi-Cap Core and Custom Equity Indexes are unmanaged, do not incur fees or expenses, and can not be invested in directly.

PERFORMANCE AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                    Average
                                                    3 Year           Annual
                                2000   12 Month  Average Annual   Total Return
                               Return   Return    Total Return   Since Inception
                               ------   ------    ------------   ---------------
Masters' Select Equity          5.91%   10.01%       19.89%          21.68%

Custom Equity Index(1)          0.39%   10.25%       17.22%          20.03%

Wilshire 5000 Index(2)         -0.84%    9.52%       19.06%          21.66%

Lipper Multi-Cap Core Index(3)  4.00%   13.54%       17.77%          19.82%

1. The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index.
2. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available pricing data.
3. The Lipper Multi-Cap Core Fund Index measures the performance of mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time.
4.   Inception Date of Masters' Select Equity Fund is 12/31/96.


4    The Masters' Select Funds

In benchmarking the performance of Masters' Select Equity, as we've often stated, we believe the Custom Equity Index (70% S&P 500, 20% Russell 2000, 10% MSCI EAFE Index) is the best benchmark because it roughly approximates the fund's expected long-term average asset allocation, based on the investment approach of each manager and the mandate we've given them. Other benchmarks, like the Wilshire 5000 are important in comparing performance over a full market cycle but may not be good benchmarks over short periods during which certain sectors of the market may significantly outperform. For example, Masters' Select Equity will tend to be somewhat smaller-cap on average than the Wilshire 5000, so this will be an advantage to the fund during periods when small-caps outperform and a disadvantage during periods when small-caps underperform (as they have for most of the fund's 3.5 year life).

MANAGERS' OWN FUNDS
--------------------------------------------------------------------------------

Another benchmark that we watch closely is the weighted average of the managers' own funds. We believe our requirement that each manager run a highly concentrated portfolio (no more than 15 stocks) that represents their highest conviction ideas should deliver higher returns over a market cycle than the more diversified fund portfolios they run. We continue to be highly encouraged by the fact that this belief is playing out loud and clear. Masters' Select Equity has outperformed a weighted average composite of the managers' own funds by a sizable margin. Moreover, somewhat to our surprise, the fund has outperformed the weighted average of the managers' own funds in each and every year. (Note: in calculating the managers' funds weighted performance we give each fund's performance the same weight as its manager's target weight in the Masters' portfolio.) This performance is depicted in the chart below:

MASTERS' SELECT EQUITY FUND VS MANAGERS' OWN FUNDS
AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION
--------------------------------------------------------------------------------

Managers' Own Funds                16.92%
Masters' Select Equity Fund        21.68%

Managers' own funds return equals the total return earned by unaffiliated no-load funds managed by each the managers multiplied by the target percentage of Masters' assets allocated to each manager. This individual funds that are included in this composite were changed in Novmeber 1998 and April 2000 to reflect the change of portfolio managers in Masters' Select Equity Fund. There may be differences among these funds with regard to charges, expenses, and investment policies that affect perfomance.

                                                               Fund Summary    5

DIVERSIFICATION WORKS
--------------------------------------------------------------------------------

In past reports we discussed the oddity of the stock market's recent performance, especially its 1998 relative returns. This period was characterized by very strong performance in the stocks of a handful of very large growth companies while the rest of the market performed very poorly. During this period the style and market-cap diversification inherent in Masters' Select Equity did not add value and the fund returned "only" 14.90% in 1998. In our annual report for that year, we lamented that the market's performance was not typical and wrote about the importance of diversification over time given the historical fact that no stock-picking style or market-cap segment has consistently outperformed. Since that time the Fund's diversified structure has paid off. During 1999, large growth stocks continued to perform, but unlike the previous period, they were not alone. Our small-cap managers delivered very strong returns in an environment that was friendlier to small caps. Our exposure to these areas drove Masters' Select Equity to index-beating returns in 1999. As for this year, the stock market has not been dominated by any one style or market cap group. This has played to the fund's stock picking strength as four of six managers are beating their benchmarks by wide margins. With the performance of the last 18 months, the fund has more than overcome its difficult 1998, when its diversification was a performance drag. We continue to believe the fund's style and market-cap diversification will pay off over the long run. Once again, the evidence is supportive of our premise. Even taking into account the large-cap dominated 1998, the fund has out-returned all its benchmarks over three years and has even beaten the larger-cap S&P 500 (a bit of a surprise given large-cap dominance over much of this time period).

BILL MILLER'S ADDITION TO THE MASTERS' SELECT TEAM
--------------------------------------------------------------------------------

During the first half of 2000, Masters' Select Equity replaced sub-advisor Robert Sanborn with Bill Miller. As we discussed in our quarterly letter, this move was triggered by changes in Sanborn's role at his firm including his removal as manager of the Oakmark Fund. This raised issues that led us to conclude that shareholders would be best served by a change. Over the prior year we had already done extensive due diligence on Miller and his team, and we were already discussing his involvement in Masters' Select Value. Miller is best known as the manager of Legg Mason Value Trust, the only fund to beat the S&P 500 for nine consecutive years. We believe the impact of Miller's addition will be to reduce or eliminate the fund's slight value bias at times. Though most of the stocks Miller has owned over his career would be considered value holdings by most investors, he has also owned stocks that many would consider growth stocks, though he's arrived at his decision to invest in them by using value criteria. Specifically, his willingness to consider technology stocks differentiates him from many value investors. The bottom-line is that when Miller finds better value in growth oriented stocks he will probably have more exposure to these stocks, eliminating the fund's value bias. When the reverse is true the fund will retain a slight value bias. Miller's stock picking approach is outlined in our recently mailed prospectus and is also available on our website at www.mastersselectfunds.com.

A secondary and one-time impact of the Miller change was tax-positive portfolio turnover. The liquidation of Sanborn's portfolio resulted in a recognized loss that will offset a portion of the fund's recognized gains in the 2000 tax year.

6    The Masters' Select Funds

RETURN OUTLOOK
--------------------------------------------------------------------------------

We believe it is critically important for investors to have realistic expectations with respect to potential investment returns and risk. Moreover, we believe we have an obligation to the shareholders we hope to build long-term relationships with to provide our viewpoints without bias. In that spirit we'd like to discuss our expectations for stock market returns. We continue to expect the stock market to deliver much lower returns, on average, than we've experienced over most of the last twenty years. This period was characterized by a huge decline in interest rates that justified higher stock prices relative to company earnings (higher P/Es). Most of the huge move in stock prices over this period was clearly a function of the interest rate decline. However, in recent years growth stocks have surged largely based on optimism about the impact of technology on the economy and growth opportunities in the technology sector. We are at a point where growth stock prices are extremely high relative to earnings and seem to already reflect a near best-case scenario. So, even if one believes in a new economic era, it is still difficult to justify expectations for anything more than barely double-digit returns for stocks, because to achieve higher returns will require sustained higher P/E ratios - an unlikely occurrence in our opinion.

So far this year, the slightly negative returns in the broad market indexes are consistent with our thinking. The good news is that while growth stocks seem to price in lots of optimism, much of the rest of the market seems reasonably priced with some bargains to be found. Though the fund continues to hold positions in the growth sector, including technology stocks, it has material exposure to the more reasonably priced market segments - including small-cap, mid-cap and value stocks.

With respect to Masters' Select Equity, our optimism is based on our confidence in the skill of our stock pickers and their ability to cherry pick their highest conviction ideas for the Masters' Select Equity portfolio. However, regardless of their skill, the overall stock market environment will be a material influence on the performance of your fund. In a bear market (say, a 20% decline) it is not likely that the fund will deliver positive returns. On the other hand, if the broad market surprises us on the upside, we believe this will provide a tailwind for the fund's absolute returns. Though returns will vary from year to year, we don't think it is likely that the broad market will deliver much more than a 10% return over the next five years. And, the number could be lower with a possible bear market along the way. Though this may seem discouraging given the experiences of most investors over the past two decades, the good news is that in an expected low inflation environment, we believe this return is likely to be significantly better than the return offered by cash or bonds and should allow for net growth after taxes and inflation. Naturally, we hope and expect to do better than the market indexes and though there are obviously no guarantees, we believe the structure of Masters' Select Equity gives us reason to be optimistic.

Please see the following pages for stock profiles from each of the fund's managers. In addition, learn more about Bill Miller by reading the following interview.

                                                               Fund Summary    7

AN INTERVIEW WITH BILL MILLER                             [PHOTO OF BILL MILLER]
--------------------------------------------------------------------------------

Bill Miller manages approximately 20% of the Masters' Select Equity Fund.

HOW DID YOUR INVESTMENT PHILOSOPHY DEVELOP?
--------------------------------------------------------------------------------

I've always believed in learning from the best. In the early 1970's Ben Graham was the intellectual leader of the security analysis field. I also admired how Warren Buffett had survived and prospered during the difficult period from the late 1960s to the early 1970s. Graham and Buffett's focus on valuation was consistent with my sense of wanting to buy things at the biggest possible discount to underlying value.

CAN YOU BRIEFLY DESCRIBE THE KEY ELEMENTS OF YOUR STOCK PICKING DISCIPLINE?
--------------------------------------------------------------------------------

Our general methodology begins with analyzing stock factors and ends with evaluating the future prospects of a business and valuing those prospects. We begin by looking at accounting-based factors such as low P/E, low price-to-book, and low price-to-cash flow ratios. We look at anything that appears cheap statistically and we use computer screens to identify a universe of names to investigate more deeply. We adjust accounting metrics for the underlying economic reality.

We try to understand what a company does and what its competitive advantage is. Most important, we try to understand the long-term economic model of the business. How much capital does it require to operate? What returns are normal in the industry? Where is the company positioned in the industry? Can its management execute in a way to deliver the business model?

We use a multi-variate approach in analyzing stocks in all sectors in order to build a margin of safety into the research process. We evaluate companies using a variety of valuation methodologies such as discounted cash flow, peer group analysis, private market value analysis, sum-of-the parts valuation and other approaches which help to identify the important variables that represent value in a business. We assign higher discounts rates for certain industries and sectors such as technology in order to incorporate the higher level of uncertainty sometimes present in those businesses. Because we do not know which valuation methodology is the best indicator of underlying value at a company, we try to evaluate companies from as many different approaches as possible and look at the central tendency or average of the results that are produced.

We are long-term investors. Our turnover rate has been running between 15 and 20 percent a year, implying a holding period longer than 5 years. We look at whether a company is undervalued over a much longer time period than the average investor. "Undervalued" implies that you will earn an excess return over your forecast time horizon. We are very patient and will own a company as long as we

8    The Masters' Select Funds
are confident of the business value and of management's ability to execute the strategies they have outlined. As long as we trust management, believe it's dealing with us in a fair way, and the value is there, we will hold the stock.

AS YOU RESEARCH COMPANIES, WHAT ARE YOUR MOST IMPORTANT SOURCES OF INFORMATION?
--------------------------------------------------------------------------------

We (our research team) use the same sources everyone else does: company financial reports, conference calls, meetings with company management, investment conferences, Wall Street analyst meetings and reports, trade shows and trade journals, and information we glean from industry contacts and from investors we've come to know over the years.

YOU'VE GAINED NOTICE AS THE ONLY MUTUAL FUND MANAGER TO BEAT THE S&P 500 FOR NINE CONSECUTIVE YEARS. WHAT FACTORS HAVE BEEN MOST IMPORTANT TO YOUR SUCCESS?
--------------------------------------------------------------------------------

The success that I've had is more properly thought of as the success that flows from a team effort driven by an intense desire to generate good returns for shareholders by employing a disciplined valuation methodology. When we say we are value investors, both of those words are important to us - value and investing. Many people who call themselves value investors do not value businesses, they evaluate stocks primarily on historical relationships between price and accounting based stock factors. Second, they don't invest in businesses, they trade stocks, usually based on historical valuation metrics. What captures people's attention when they look at our portfolio are names such as Dell, AOL, Gateway and Nokia - stocks that are now being bought mostly by growth investors. (Note: As I write this only one of these stocks is in my Masters' Select portfolio.) We bought these things when they were really cheap. We've made 30 or 40 times on our money in both Dell and AOL. Most investors rarely hold companies long enough to make 30 or 40 times their money. They're lucky if they make 50, 100 or 200 percent. You usually get very large returns only if you actually invest in companies as opposed to trading them. We don't spend a lot of time trying to guess stock price action. We spend our time trying to value businesses. Because what we do is dynamic valuation, our models are updated every quarter, or more often as we get more fundamental data. We're always trying to figure out the underlying business value and the intrinsic value of a company. We are also patient and are willing to hold onto a company that may be ahead of itself in the near term but which our research indicates is significantly undervalued over the long-term.

(Note: In answering this question Bill asked that we use an excerpt of an interview published in the book WIZARDS OF WALL STREET by Kirk Kazanjian which was published by Prentice Hall earlier this year. Two of the other "Wizards" are also managers of Masters' Select Equity - Chris Davis and Sig Segalas.)

                                                               Fund Summary    9

YOU ARE ALSO KNOWN AS ONE OF THE FEW SO-CALLED VALUE INVESTORS WILLING TO ANALYZE TECHNOLOGY RELATED COMPANIES. WHEN AND WHY DID YOU BEGIN LOOKING AT TECH RELATED COMPANIES AND HOW DO YOU ATTEMPT TO VALUE THEIR FUTURE PROSPECTS GIVEN THE RAPIDLY CHANGING COMPETITIVE ENVIRONMENT IN WHICH THESE COMPANIES OPERATE?
--------------------------------------------------------------------------------

We look for companies that are inexpensive regardless of the industry or sector. It's purely coincidental that we happen to have found some of the best values in technology. IBM was the first major technology purchase we made when it got extremely undervalued in 1994. The work we did on IBM helped us understand various aspects of the technology sector. Few value investors have traditionally done much work in technology. Tech has been the purview of growth investors. With many value investors not participating in this space, valuations can get well below where they might settle if value investors were active in the area. In 1996, when we analyzed Dell Computer, the consensus view was that the economy was going into recession. Investors had sold tech stocks down to levels that looked to us to offer opportunity. Most value people at the time were buying paper, steel, and aluminum companies, which were also depressed in price. When we did the valuation work on those companies, we concluded they were not terribly attractive or mispriced by the market. Their business fundamentals were poor and were likely to remain so. On the other hand, when we looked at Dell, trading at around $1-2 on a split-adjusted basis, we saw a company that had a superior business model, excellent competitive advantages, growing at 25 to 30 percent a year, earning 30 percent on invested capital, and trading at five times earnings. Why would we ever buy a paper company at five times what they hope to earn if paper prices go up if we can buy a terrific company at five times today's earnings? When we got further into the detail of the business, it looked to us that the market had systematically misunderstood Dell's long-term potential. Historically, personal computer companies traded between 6 and 12 times earnings. Even when value investors were buying PC companies, they would buy at 5 or 6 times earnings, and sell when they got to 12 times earnings because that was the peak multiple these companies historically had attained. When we analyzed Dell, we concluded it was worth at least 25 times earnings, notwithstanding that the market had not historically valued the industry that highly. We thought it was worth about five times what the market thought it was worth. It turned out we were too conservative in our valuation analysis.

The economics of technology businesses have not been well studied by value investors. Although products cycles are short and many technologies change rapidly, the market share of the leading companies often far exceeds that of companies outside of technology. Microsoft, Intel, and Cisco (none of which we own) have market shares in excess of 80%, levels never achieved by great companies such as Coca-Cola and Nike. Technology markets often exhibit "winner take all" or "winner take most" characteristics, which result in far higher justifiable valuations than if the market were more competitive or fragmented.

10   The Masters' Select Funds

THE TECHNOLOGY SECTOR EXPERIENCED A HUGE POSITIVE RUN UNTIL STUMBLING IN THE SPRING. DO YOU THINK INVESTORS BECAME TOO ENTHUSIASTIC? IN GENERAL, DO THE PROSPECTS FOR MOST TECH RELATED COMPANIES JUSTIFY THEIR PRICES?
--------------------------------------------------------------------------------

I think investors became too enthusiastic about technology during the first quarter. In the 12 months ending early March, the Nasdaq was up over 100 percent while the Dow barely budged. We believe that represented the peak in tech valuation relative to the rest of the market.

It appears that many (not all) of the most visible, important technology companies have expectations about future growth built into their stock prices that may be quite difficult to achieve.

HOW ATTRACTIVE ARE TODAY'S STOCK PICKING OPPORTUNITIES COMPARED WITH OTHER POINTS IN TIME IN YOUR CAREER?
--------------------------------------------------------------------------------

During the past 20 years or so that I've been managing money, the market has been in a secular bullish phase with overall returns roughly twice that of the long-term average. During that time there have been several periods which represented extremely attractive buying opportunities: summer 1982, summer 1984, fall 1987, fall 1990 and fall 1998. The market is not as compellingly cheap as it was at those times, but it is not as expensive as the pessimists appear to believe. Today's market doesn't represent an extreme in either direction and we expect returns from here to approximate long-term norms or low double digits.

WHAT ARE YOUR PRIMARY CONCERNS WITH RESPECT TO TODAY'S INVESTMENT CLIMATE?
--------------------------------------------------------------------------------

The main issue today is what level of interest rates does it take to slow the US economy to levels that don't re-ignite inflation. The Fed has done a wonderful job during Alan Greenspan's tenure in promoting the long expansion. The main risks to the investing climate are higher short-term interest rates or a secular rise in inflation.

YOU HAVE ALWAYS BEEN A BELIEVER IN CONCENTRATED INVESTING BUT MASTERS' IS EVEN MORE CONCENTRATED THAN THE FLAGSHIP FUND YOU RUN, LEGG MASON VALUE. IS THERE ANYTHING YOU DO DIFFERENTLY IN RUNNING THE VERY CONCENTRATED MASTERS PORTFOLIO?
--------------------------------------------------------------------------------

No, the challenge is the same. We have the same issue in any investment portfolio - how do you generate the best long-term returns for shareholders given the parameters of the portfolio.

                                                               Fund Summary   11

MASTERS' SELECT EQUITY FUND MANAGERS
--------------------------------------------------------------------------------

The following table provides a description of the six investment managers.

                               TARGET ASSET       MARKET         STOCK-PICKING
  MANAGER           FIRM        ALLOCATION    CAPITALIZATION         STYLE
--------------------------------------------------------------------------------
Shelby          Davis Selected     20%        Mostly large     Growth at a
and Chris       Advisors                      companies        reasonable price
Davis
--------------------------------------------------------------------------------
Foster Friess   Friess &           10%        Small and mid-   High earnings
and team        Associates                    sized companies  growth
--------------------------------------------------------------------------------
Mason           Southeastern       20%        All sizes, may   Value
Hawkins         Asset                         have up to 50%
                Management                    foreign stocks
--------------------------------------------------------------------------------
Bill Miller     Legg Mason         20%        Mostly large     Eclectic,
                Fund Adviser                  and mid-sized    may invest in
                                              companies        traditional value
                                                               stocks or
                                                               growth stocks
--------------------------------------------------------------------------------
Sig Segalas     Jennison           20%        Mostly large     High earnings
                Associates                    companies        growth
--------------------------------------------------------------------------------
Dick Weiss      Strong Capital     10%        Small and        Growth at a
                Management                    mid-sized        reasonable
                                              companies        price
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

As reflected in this chart, your Fund is well diversified in terms of market capitalization. The Fund holds 73 securities, exclusive of cash equivalents.

Large-Caps               50.70%
Mid-Caps                 22.60%
Small-Caps               15.20%
Cash Equivalent           6.90%
Foreign Securities        4.60%

Market Capitalization:
  Small-Cap < $1.4 billion
  Mid-Cap $1.4-$10.0 billion
  Large-Cap > $10.0 billion

12   The Masters' Select Funds

MASTERS' SELECT EQUITY FUND STOCK HIGHLIGHTS
--------------------------------------------------------------------------------

ATLANTIC COAST AIRLINES HOLDINGS - FOSTER FRIESS

You can tell things are looking up for Atlantic Coast Airlines Holdings by the robust earnings forecasts it enjoys. Still, your Friess team's research shows that Wall Street might be too conservative in evaluating how significantly the regional carrier is poised to take off.

Nasdaq-listed Atlantic Coast Airlines Holdings is the holding company of Atlantic Coast Airlines, which operates 89 aircraft under the United Express name as a United Airlines regional carrier in the East and Midwest. Its new subsidiary, Atlantic Coast Jet, is set to start flying out of New York's La Guardia Airport by the end of July as part of the Delta Connections program, with four jets in place and orders for another 45 jets by the end of 2002.

Atlantic Coast flies mostly out of the Washington-Dulles Airport, United's eastern hub. After a relatively slow start in the first half of 2000 due to aggressive competition from U.S. Airways, Wall Street expects the company to grow earnings 48 percent in the September quarter and 128 percent in the December quarter, resulting in 35 percent growth for the calendar year. Analysts predict 27 percent earnings growth in 2001.

The U.S. Airways September schedule shows it reducing service at Washington-Dulles, and the proposed merger between United and U.S. Airways promises to lower Atlantic Coast's competition even further. The Atlantic Coast Jet subsidiary also could see business grow as a result of the merger as Delta uses its leverage to pursue the resulting opportunities in the Northeast.

These opportunities are independent of the aggressive growth strategies both Atlantic Coast Airlines and Atlantic Coast Jet have already developed. Revenue grew 20 percent to $347 million in 1999. This year's March-quarter revenue jumped 27 percent to $92 million. During the June quarter, Atlantic Coast Airlines launched new service from Columbia, S.C. to Chicago. Your Friess team bought this growth potential for just over 12 times 2001 estimated earnings.

COSTCO - CHRISTOPHER DAVIS

Costco is a perfect example of a great company selling at a fair price - or in the jargon of today's market, a growth company at a value price. The company operates as a membership warehouse retailer, which has the benefit of virtually eliminating shrinkage (shoplifting). Unlike companies such as Walmart, Costco tends to attract an upscale customer base of small-business owners who generally spend more per visit. Costco has compounded earnings at almost 20% for over a decade by growing sales at existing stores and opening new stores. On a comparable store basis, the company routinely grows sales at a powerful 5-10% clip, although this has been somewhat higher in recent years and is now

                                                               Fund Summary   13
returning to the more normal ranges. The company is also accelerating new store build out and expects to add 30-40 new stores per year on a base of 305. In the US, management believes that they could easily double the store count before approaching saturation. Internationally, the opportunities are more open-ended. They enjoy a very profitable UK operation (their London store alone does $200 million of volume), an excellent business in Mexico and Canada, and are experimenting in Japan and Taiwan.

The company is led by CEO Jim Sinegal, whose drive and focus has created an amazingly disciplined corporate culture (just visit one of their stores to see what I mean). A few statistics of note: the company does not allow a mark-up of more than 14% on anything in their stores but still posts EBIT (earnings before interest and taxes) margins of 3.3%; the company pays their store managers about twice the competitive average; the average Costco does $100 million of volume versus about $52 million for the competition, generating $750 of sales per square foot vs. Sam's Club (a Walmart subsidiary) at $450; and, most importantly, on average customers will save about 30% on a market basket of goods ranging from fresh groceries to general merchandise.

Recently, the company announced slightly disappointing quarterly earnings and some slowing over the next three to five quarters. Importantly, this disappointment is not the result of deteriorating fundamentals. Rather it is the result of a number of short term factors; including the expenses for opening so many new stores, the continued build out of their efficient operating infrastructure, somewhat higher labor costs, and declining comps from the extraordinary low-teens to a more sustainable 5-8%. Nevertheless, given general market skittishness, investors decided to sell first and ask questions later, driving the shares down over 50% from their high of $601/2 to a low of $26 per share. While the price has recently recovered somewhat to $32, this first-class growth company still sells only 24 times this year (FY August 2000) earnings of $1.36 and about 21 times FY 2001 of $1.55. If we were to add back in the costs of new store openings and investment spending in markets like Japan, the earnings would be even higher.

EASTMAN KODAK - BILL MILLER

Eastman Kodak is the world's largest producer of conventional film and a leader in medical imaging, digital photography and motion picture film. Kodak has one of the most recognized brand names and controls the number one market position in nearly every business it participates in. It is the low cost producer in photographic output and has the lowest customer acquisition cost in digital photography.

Kodak trades at 10 times 2000 (estimated) earnings per share and about 20 times free cash flow. Kodak's stock has been a notable laggard in the last several years of strong stock market returns. Investors have been concerned that Kodak's large conventional film business will be cannibalized by the emerging digital photography market. We believe conventional film will continue to grow at about 4% per year in units, while digital, where Kodak has a strong position, will continue its explosive growth.

14   The Masters' Select Funds

We believe free cash flow will grow at 20% per year and that over the next 5 years Kodak could generate half its current market capitalization in free cash. The company is an active acquirer of its shares, and we expect repurchases to accelerate if the stock remains at current levels. We believe Kodak is currently worth close to $100 per share.

INGRAM MICRO - DICK WEISS

Ingram Micro is the world's largest distributor of information technology (IT) products. Although the company has had to deal with razor-thin margins and the possibility of being disintermediated, the company's future is improving. Prior to 1998, IT distributors had largely fueled their growth on the back of the explosive expansion in PC sales. However, the success of Dell Computer's direct sales model forced its competitors to rethink their use of distributors.

Consequently, PC manufacturers began to reduce the level and terms of rebates offered to distributors like Ingram Micro. These reductions put pressure on many of the smaller distributors, who relied on the rebates to generate as much as two-thirds of their gross margins. In an effort to sustain the level of unit sales required to maintain their rebates, many distributors slashed their prices to boost volume. The result was a collapse in the industry pricing structure. Ingram was not immune from the turmoil and saw its stock decline $50 to $12 per share in 1999.

Our rationale for owning the stock at its current level is threefold. First, the price war is over as the third, fourth, fifth and sixth players in the industry have either exited or are near bankruptcy. The new less competitive environment has helped stabilize pricing. Second, the bankrupt companies accounted for as much as $8 billion in industry sales, which will most likely flow to the two remaining survivors, Ingram Micro and Tech Data, in what has become an oligopoly like environment. Third, Ingram Micro has installed a new management team that has been more aggressive in controlling costs, leading to greater confidence in our earnings per share estimates of $1.00 in 2000 and $1.45 in 2001.

In conclusion, we believe Ingram Micro represents a good value at 12 times earnings. In light of the changes taking place, the company appears capable of growing its earnings at a sustainable rate of 15% over the long-term with substantially higher growth in the next year or two. Beyond its traditional growth, Ingram Micro is benefiting from the trend of all companies - both internet and traditional alike - to outsource large segments of their logistical effort.

MERRILL LYNCH - SIG SEGALAS

We believe Merrill Lynch (Merrill) is an extremely attractive stock. Merrill underperformed its archrivals last year because it lacked a strong technology investment banking group. Although this is an important weakness Merrill needs to correct, the valuation disparity between Morgan Stanley Dean Witter, Goldman Sachs and Merrill is too wide. We believe Merrill will show the best earnings

                                                               Fund Summary   15
per share growth this year of any broker, will beat consensus by the widest margin of any broker, and assuming stable markets will show the highest earnings per share growth of any large cap financial stock. There are also several strategic developments, which offer more earnings upside and could make Merrill an excellent stock for the nest several years.

We believe Merrill has the opportunity for significant cost reductions. At its recent investor conference, Merrill announced its intention to increase its pre-tax margin from 19% to 24% over the next several years. The company's non-compensation expenses are way out of line with its competitors, and the company should cut at least five points from this ratio. Merrill is focused on the cost issue. Tom Patrick was recently named CFO. Patrick was CFO in the early 1990's and successfully oversaw a cost reduction program. Stan O'Neal, the most recent CFO, now heads the US Private Client operation at Merrill and has changed its management structure. We expect a major cost reduction announcement by the end of the year.

Merrill has shown excellent momentum in its retail division. The launch of its Internet product was a huge success, and we believe the company has the best on-line brokerage platform in the market right now. Merrill is also emphasizing its new Unlimited Advantage platform. This is a recurring revenue, fee based product that is a better value proposition to the retail customer and adds stability to the company's earnings. Merrill has attracted more new assets than Charles Schwab has in the last two quarters. This reversed a multi-year trend of Schwab garnering more assets than Merrill.

Although it is very early in the game, Merrill has the lead in international asset management and retail brokerage. It remains unclear how to serve this market with the right balance of physical and on-line presence. However, Merrill has a rapidly growing retail presence internationally, has proven its ability to develop successful on-line products, and the company has announced a partnership with HSBC to address the mass market.

Merrill Lynch is trading at a little more than 14 times our 2000 earnings estimate. Given the opportunities for cost reductions, the strong momentum in its retail platform, and our forecast for more than 30% earnings per share growth this year, we remain enthusiastic about the stock.

WASTE MANAGEMENT - MASON HAWKINS

We have committed a meaningful amount of our capital to Waste Management because:

* The company has the best landfill and collection of assets in the industry; assets that are impossible to duplicate in today's environmentally conscious society;

*    Waste Management is a dominant operator in all of its regional markets;

* The industry's economics are good and improving with limited supply and growing demand;

* The industry has become an oligopoly with most markets having only one primary competitor, creating an environment for firm pricing;

16   The Masters' Select Funds

We believe that significant cost savings and revenue opportunities remain from the merger of the old Waste Management and USA Waste. CEO Maury Myers has assembled an excellent, ownership-motivated management team that we are confident can capture the revenue and cost opportunities inherent in Waste Management's business franchise. We think the net cash earnings over the next twelve months should be over $2.50 per share; and, in three years, after-tax free flow could exceed $4.50. Our corporate appraisal of Waste Management is double the share price and can be expected to grow materially over the next few years.










NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME COMMENTARIES ARE MADE AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                               Fund Summary   17

MASTERS' SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED)

SHARES                                                                VALUE
------                                                             ------------
COMMON STOCKS: 93.1%

BUSINESS & Information Services: 6.6%
   350,000   Galileo International, Inc.                           $  7,306,250
    44,000   Getty Images, Inc.* 1,632,125
   550,000   Republic Services, Inc. - Class A                        8,800,000
   755,000   Waste Management, Inc.*                                 14,345,000
                                                                   ------------
                                                                     32,083,375
                                                                   ------------
CONGLOMERATES: 2.7%
       117   Berkshire Hathaway, Inc. - Class A*                      6,294,600
   147,000   Tyco International Ltd.                                  6,964,125
                                                                   ------------
                                                                     13,258,725
                                                                   ------------
CONSUMER PRODUCTS: 6.3%
   210,000   Black & Decker Corp.                                     8,255,625
   100,000   Eastman Kodak Co.                                        5,950,000
    36,000   General Motors Corp.                                     2,090,250
   150,000   Guess?, Inc.*                                            2,100,000
    54,400   Kenneth Cole Productions, Inc. - Class A*                2,176,000
   225,000   Lear Corp.*                                              4,500,000
   285,200   Masco Corp.                                              5,151,425
                                                                   ------------
                                                                     30,223,300
                                                                   ------------
CONSUMER SERVICES: 3.8%
   255,000   Costco Wholesale Corp.*                                  8,422,969
   190,000   Jack in the Box, Inc.*                                   4,678,750
    96,500   Kohl's Corp.                                             5,367,812
                                                                   ------------
                                                                     18,469,531
                                                                   ------------
ENERGY: 5.9%
   160,000   Grant Pride, Inc.*                                       4,000,000
 2,000,000   Harken Energy Corp.*                                     1,250,000
 1,379,900   Pioneer Natural Resources Co.                           17,593,725
   220,000   Spinnaker Exploration Co.                                5,644,375
                                                                   ------------
                                                                     28,488,100
                                                                   ------------
FINANCE: 15.6%
   283,200   American Express Co.                                  $ 14,761,800
   225,000   Bank One Corp.                                           5,976,562
   214,300   Citigroup                                               12,911,575
   218,000   Household International, Inc.                            9,060,625
    67,900   Merrill Lynch & Co., Inc.                                7,808,500
   160,000   MGIC Investment Corp.                                    7,280,000
    47,000   Morgan Stanley Dean Witter & Co.                         3,912,750
    59,200   Transatlantic Holdings, Inc.                             4,958,000
   300,000   Washington Mutual, Inc.                                  8,662,500
                                                                   ------------
                                                                     75,332,312
                                                                   ------------
HEALTHCARE: 5.4%
    84,000   American Home Products Corp.                             4,935,000
   155,000   Coventry Health Care, Inc.*                              2,068,281
   215,000   Health Management Association, Inc. -
               Class A*                                               2,808,437
    26,400   Idexx Laboratories, Inc.*                                  604,725
   105,000   Orthodontic Centers of America, Inc.*                    2,375,625
   174,400   Pfizer, Inc.                                             8,371,200
   200,000   Triad Hospitals, Inc.*                                   4,856,250
                                                                   ------------
                                                                     26,019,518
                                                                   ------------
HOTELS & Motels: 5.1%
 1,410,000   Hilton Hotels Corp.                                     13,218,750
   310,100   Marriott International, Inc. - Class A                  11,182,981
                                                                   ------------
                                                                     24,401,731
                                                                   ------------
MEDIA: 2.7%
    99,000   America Online, Inc.*                                    5,222,250
    85,000   Reader's Digest Association, Inc. (The)                  3,378,750
    40,900   Univision Communications, Inc.*                          4,233,150
                                                                   ------------
                                                                     12,834,150
                                                                   ------------

18   The Masters' Select Funds

MASTERS' SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED) - (CONTINUED)

SHARES                                                                VALUE
------                                                             ------------
TECHNOLOGY - HARDWARE & Equipment: 20.1%
    89,000   Apple Computer, Inc.                                  $  4,658,594
   112,300   Cisco Systems, Inc.*                                     7,134,559
   123,700   Fairchild Semiconductor Corp.                            5,009,850
   175,000   Gateway, Inc.*                                           9,931,250
   120,300   Hewlett Packard Company                                 15,022,463
    50,000   International Business Machines Corp.                    5,478,125
    76,000   LSI Logic Corp.*                                         4,113,500
   141,500   LTX Corp.*                                               4,948,078
   130,400   Nokia Corp. Sponsored ADR                                6,511,850
    35,000   Richardson Electronics Ltd.                                561,094
    53,000   Seagate Technology, Inc.*                                2,915,000
   116,700   Texas Instruments                                        8,015,831
   825,000   UCAR International, Inc.*                               10,776,562
    70,000   Veeco Instruments, Inc.                                  5,138,437
   100,000   Zoran Corp.                                              6,593,750
                                                                   ------------
                                                                     96,808,943
                                                                   ------------
TECHNOLOGY - SOFTWARE & Services: 6.2%
   160,500   Acxiom Corp.*                                            4,483,969
    50,000   Computer Associates
             International, Inc.                                      2,559,375
    52,300   Dendrite International, Inc.*                            1,743,878
   295,000   General Magic, Inc.*                                     2,410,703
   235,000   Ingram Micro, Inc. - Class A                             4,097,813
    92,000   Lexmark International Group, Inc.*                       6,187,000
   170,000   Mentor Graphics Corp.*                                   3,368,125
    75,000   Tellabs, Inc.*                                           5,135,156
                                                                   ------------
                                                                     29,986,019
                                                                   ------------
TELECOMMUNICATIONS: 8.3%
   103,000   EMC Corp.*                                               7,924,563
   132,400   Global Crossing Ltd.*                                    3,487,913
    77,400   NTL, Inc.*                                               4,636,744
   144,700   Qwest Communications International, Inc.*                7,189,781
   180,000   Vodafone Airtouch Plc ADR                                7,458,750
   200,000   Worldcom, Inc.                                           9,181,250
                                                                   ------------
                                                                     39,879,001
                                                                   ------------
TRANSPORTATION: 4.4%
   110,000   Atlantic Coast Airlines Holdings, Inc.*               $  3,489,063
   361,000   FedEx Corp.*                                            13,718,000
   105,000   Seacor Smit, Inc.*                                       4,062,188
                                                                   ------------
                                                                     21,269,251
                                                                   ------------
TOTAL COMMON STOCKS
   (cost $394,765,852)                                              449,053,956
                                                                   ------------

PRINCIPAL
 AMOUNT
----------
SHORT-TERM INVESTMENT: 0.6%
$2,973,000   American Express Credit
   Corporate 6.880%, 7/03/00
   (cost $2,973,000)                                                  2,973,000
                                                                   ------------
REPURCHASE AGREEMENTS: 6.2%
 2,890,000 State Street Bank Trust &
   Co., 6.60%, 6/30/00, due 7/03/00,
   [collateral: $2,920,000 Federal
   Home Loan Bank Notes, 7.000%,
   due 8/28/01, value $2,978,400]
   (proceeds $2,891,590)                                              2,890,000

26,785,000 State Street Bank & Trust
   Co., 5.75%, 6/30/00, due 7/03/00,
   [collateral: $26,733,000
   U.S. Treasury Notes, 6.375%,
   due 8/15/00, value $27,331,425]
   (proceeds $26,797,834)                                            26,785,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
   (cost $29,675,000)                                                29,675,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
   (cost $427,413,852): 99.9%                                       481,701,956

Other Assets less Liabilities: 0.1%                                     718,299
                                                                   ------------

NET ASSETS: 100.0%                                                 $482,420,255
                                                                   ============

See accompanying Notes to Financial Statements.

* Non-income producing security.

                                                    Schedule of Investments   19

MASTERS' SELECT INTERNATIONAL FUND REVIEW
--------------------------------------------------------------------------------

Masters' Select International continued to deliver very strong performance relative to its benchmarks during the first half of 2000. As depicted below, for the year to date, trailing twelve months and since inception, the fund has outperformed all of its benchmarks by a sizable margin. According to mutual fund data firm Morningstar, Masters' Select International's return was in the top 12% of foreign stock funds for the twelve months ended June 30, 2000. This follows 1999 performance when the fund performed in the top 13% of foreign stock funds (this also per Morningstar).*

COMPARISON CHART

                        Masters' Select                          MSCI AC World
                      International Fund        MSCI EAFE         Free (ex US)
                      ------------------        ---------         ------------
 1-Dec-97                   $10,000              $10,000             $10,000
31-Dec-97                   $ 9,880              $10,087             $10,107
31-Jan-98                   $ 9,910              $10,548             $10,407
28-Feb-98                   $10,990              $11,225             $11,115
31-Mar-98                   $11,680              $11,571             $11,491
30-Apr-98                   $11,930              $11,662             $11,562
31-May-98                   $11,770              $11,605             $11,337
30-Jun-98                   $11,360              $11,693             $11,288
31-Jul-98                   $11,440              $11,811             $11,396
31-Aug-98                   $ 9,400              $10,348             $ 9,785
30-Sep-98                   $ 9,140              $10,030             $ 9,584
31-Oct-98                   $ 9,870              $11,075             $10,587
30-Nov-98                   $10,580              $11,643             $11,155
31-Dec-98                   $11,040              $12,101             $11,533
31-Jan-99                   $11,665              $12,065             $11,522
28-Feb-99                   $11,534              $11,778             $11,277
31-Mar-99                   $12,129              $12,269             $11,833
30-Apr-99                   $13,107              $12,766             $12,438
30-May-99                   $12,562              $12,108             $11,873
30-Jun-99                   $13,369              $12,581             $12,448
31-Jul-99                   $13,591              $12,954             $12,713
31-Aug-99                   $13,520              $13,002             $12,786
30-Sep-99                   $13,702              $13,134             $12,853
31-Oct-99                   $14,488              $13,626             $13,339
30-Nov-99                   $16,537              $14,099             $13,867
31-Dec-99                   $19,321              $15,365             $15,200
31-Jan-00                   $19,373              $14,389             $14,375
29-Feb-00                   $21,857              $14,779             $14,763
31-Mar-00                   $21,991              $15,356             $15,318
30-Apr-00                   $20,170              $14,551             $14,463
31-May-00                   $19,518              $14,196             $14,093
30-Jun-00                   $20,273              $14,754             $14,693

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. The MSCI All Countries Free (ex U.S.) and MSCI EAFE Indexes are unmanaged, do not incur fees or expenses, and can not be invested in directly.

After this report the Fund will cease to report the results of the MSCI EAFE Index, as the primary benchmark index has been changed to the MSCI All Countries Free (ex U.S.) Index. The Advisor believes that this index provides a better long term match with the asset allocation of the Fund.

PERFORMANCE THROUGH JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                 Average
                                                                  Annual
                                        2000      12 Month     Total Return
                                       Return      Return     Since Inception(3)
                                       ------      ------     ---------------
Masters' Select International Fund      4.93%      51.65%         31.46%

MSCI All Countries World Free          -3.33%      18.10%         16.06%
(ex US) Index(1)

Lipper International                   -4.11%      23.64%         17.01%
Fund Index(2)

1. The MSCI All Countries World Free (ex US) index is a broad based index that measures the performance of common equities in 46 developed and emerging market countries.
2. The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper Analytical Services.
3. Indexes are unmanaged, do not incur fees or expenses and can not be invested in directly.
4.   The inception date of Masters' Select International Fund is December 1,
     1997.
* Moringstar percentile rankings are based on a total population of 476 international stock mutual funds.

20   The Masters' Select Funds

Comparing our managers' performance for Masters' Select International to the performance of the more diversified funds they run is also a measure of the success of the Masters' Select concept. That is because we believe the portfolios run for Masters' Select International, with their focus on a small number of each manager's highest conviction ideas, will deliver higher returns over a market cycle than the same manager's more diversified fund portfolio. Measuring this performance is a bit tricky for Masters' Select International because not all the managers have run mutual funds during their tenure on our fund. Currently Ted Tyson and the Mastholm team don't run their own public fund. And Dan Jaworski didn't until he was recently hired to run Marshall International, replacing Templeton. So we created a benchmark that weights the monthly performance of the managers who run their own funds and compare it to a benchmark of the same managers' performance for Masters (after all fees). Each manager's performance is weighted in the benchmark and the Masters' performance calculation, based on their target asset weighting in Masters' Select International (adjusting for the fact that not all managers are included in the calculation). As has been the case with Master's Select Equity, the managers' returns for Masters' Select International are indeed supportive of the value of concentration. As depicted in the following chart, the managers have, on average, returned almost 3% more per year for your Masters' portfolio.

MASTERS' SELECT INTERNATIONAL MANAGERS VS MANAGERS' OWN FUNDS
AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION
--------------------------------------------------------------------------------

Managers' Own Funds                28.83%

Managers' Weighted                 31.63%
Masters' Performance

Managers' own funds return equals the total return earned by unaffiliated no-load funds managed by each the managers multiplied by the target percentage of Masters' assets allocated to each manager. Not all Masters' managers manage unaffiliated funds. This individual funds that are included in this composite were changed in May 1998, May 1999 and October 1999 to reflect the change of portfolio managers in Masters' Select International Fund or the change in a fund managed by a Masters' manager. There may be differences among these funds with regard to charges, expenses, and investment policies that affect performance.

DEVELOPMENTS
--------------------------------------------------------------------------------

The most newsworthy development during the first half of the year was the decision to increase the allocation to Ted Tyson and his Mastholm team to 20% of the portfolio. Mastholm's allocation was previously 10% because they took over that portion of the portfolio after Bruce Bee's death. At 10%, Bee's allocation was lower than the other Masters' managers because he was a dedicated small-cap manager. We decided to increase Tyson's weighting to make it equal to the other managers because he is an all-cap manager, not a dedicated small -cap manager like Bee. We are implementing Mastholm's increased allocation as we get new cash flow into the fund. As of June 30 Mastholm's allocation of fund assets was up to 16%. Normally we don't expect to make adjustments to the portfolio allocations targeted to each manager, but this was an unusual case.

                                                               Fund Summary   21

Early in the year the fund benefited from it's growthy profile as growth stocks continued to perform well. Though not a pure growth fund, several of our sub-advisors were heavily invested in technology and telecommunications stocks at the beginning of the year. Over time we expect the average style profile of the fund to range from somewhat growthy to more of a blend (growth-at-a-reasonable-price) portfolio, however, at any point in time the fund will hold stocks representing growth, blend and value and a variety of market -caps. As the first half of the year progressed, the technology and telecommunications sectors came under pressure and the fund suffered. However, it did not suffer as much as many pure growth international funds, partly because of the value holdings of David Herro and some obscure names in Tyson's portfolio that performed well. In addition, several managers began to reduce their tech and telecom exposure during the second quarter, which helped to mitigate the downside during the sell-off in these sectors. By the end of the second quarter the fund's tech and telecom exposure was 37% as compared to 51% at the beginning of the year. Energy, consumer products and finance picked up most of the difference. Masters' Select International is now somewhat less aggressively postured than it was at the beginning of the year, and it remains well diversified in terms of total stocks held and country exposure.

On the operations side, we continue to be very pleased with our progress on the expense front. Our efforts to manage the fund's overhead, coupled with steady asset growth, have resulted in a current expense accrual rate of 1.14% compared to 1999's full year expense ratio of 1.29%. This is a very competitive expense level for a foreign stock fund. According to Morningstar Principia Pro, the average expense ratio for foreign stock funds is significantly higher at 1.70%.

LOOKING FORWARD
--------------------------------------------------------------------------------

The enthusiasm of our stock pickers is a bit contagious. They can be characterized as ranging from slightly to very optimistic about the long-term outlook though several are more cautious short-term. In general, we are encouraged by continued company restructuring, a strengthening profit orientation among foreign firms, and the growing technology investment in many parts of the world. In our opinion these changes are the primary reason for optimism in many foreign markets, with continued positive change essential to achieving good market returns over the next few years. Regardless of the market dynamics, as always, we believe the Masters' Select stucture will increase the odds of market beating returns over the long run, by allowing our managers to cherry pick their most compelling ideas. Lest we sound too optimistic we must point out that many markets, including Europe in particular, have had strong moves in recent years. As is the case in the U.S., we believe it is unlikely that returns will be as high as has been experienced in recent years. In particular 1999 should be viewed as a pleasant anomaly and investors should not expect it to be repeated. Indeed one of our concerns is that Masters' Select International, because of its sizable 1999 return, may attract naive investors who don't take the time to understand this fund and whose return expectations are unrealistic. We believe Masters' Select International will post very competitive returns relative to appropriate benchmarks and other international

22   The Masters' Select Funds
funds over a market cycle. So far the fund's performance has given us reason to remain very enthusiastic. However, it is not realistic to expect this or any equity oriented mutual fund to compound long-term returns at the 31.46% annual rate that Masters' Select International has achieved through its first 31 months.

For more information on the Fund's holdings read each manager's stock profile on the following pages as well as the information outlining the fund's diversification by region, market-cap and industry segment. In addition, for more insights see the following interview with one of our managers, Dan Jaworski.

                                                               Fund Summary   23

AN INTERVIEW WITH DAN JAWORSKI                           [PHOTO OF DAN JAWORSKI]
--------------------------------------------------------------------------------

Dan Jaworski manages approximately 20% of the Masters' Select International
Fund.

HOW ATTRACTIVE ARE TODAY'S STOCK PICKING OPPORTUNITIES RELATIVE TO OTHER POINTS IN TIME IN YOUR CAREER?
--------------------------------------------------------------------------------

Market valuations are higher today than they have been in some time. We have experienced one of the greatest bull markets in history, so generally speaking, there may not be as much upside in the near term. We believe that we are closer to the middle innings than the early innings as far as the appreciation potential for many stocks. However, regardless of the environment, there are always stock picking opportunities. We continue to adhere to our investment approach of investing in financially strong companies that possess sustainable competitive advantages, lead their industries globally, and are selling at attractive valuation levels relative to their peers.

YOUR PORTFOLIO BENEFITED FROM THE BIG RETURNS DELIVERED BY TECHNOLOGY AND TELECOM STOCKS LAST YEAR AND EARLY THIS YEAR. ARE THERE STILL VERY ATTRACTIVE OPPORTUNITIES IN THESE SECTORS?
--------------------------------------------------------------------------------

Yes. This is clearly a structural area of growth. The whole realm of wireless is benefiting from increased penetration rates and functionality in moving from a mechanism of voice to data. This will continue over the next decade and many companies will benefit from this build out. So, with information and communications technology at the core of the new era of innovation, we continue to like the fundamentals of technology and telecom stocks. In this dynamic environment, however, separating the winners from the losers is critical. Two names that we believe will continue to benefit from this wireless expansion that we currently hold are Comverse Technology, an Israeli telecom company, and Nokia, the Finnish handset provider. Both companies are global market share leaders that have superior management that generate excellent returns.

HOW DO YOU BALANCE THE OPPORTUNITY AND RISK IN THE STOCKS IN THESE SECTORS WHEN THEY SELL AT VERY HIGH MULTIPLES BUT OFFER THE POSSIBILITY OF VERY HIGH RATES OF EARNINGS GROWTH?
--------------------------------------------------------------------------------

Our key objective is to determine which companies justify their high multiples and can sustain them. We are always attracted to companies that are experiencing rapid growth and have an improving earnings profile. Quite often the street underestimates the operating leverage of these companies. Part of our job is to determine if the investment community has underestimated the company's earnings outlook. We also focus very keenly on what we believe are the competitive advantages of each company and whether we believe they are sustainable. For example, Nokia , we believe has several sustainable advantages over its competitors. First is its economy of scale when ordering parts for the handsets. Nokia has negotiated favorable contracts for large amounts of components while

24   The Masters' Select Funds
others are scrambling to obtain vital parts. The component suppliers are going to make sure that their biggest customer is satisfied with their products and service. Another, and more important advantage is the brand name that Nokia has built. As the mobile phone becomes as common as a watch, branding of the product based on reliability and style becomes a key barrier that others find hard to duplicate.

YOUR INVESTMENT PROCESS COMPARES GLOBAL COMPANIES ACROSS INDUSTRIES. ARE THERE OTHER SECTORS OR INDUSTRIES WHERE YOU ARE FINDING COMPELLING OPPORTUNITIES AT A STOCK PICKING LEVEL?
--------------------------------------------------------------------------------

We have come back to the drug industry again. This is an area that we liked for a long time but had been out of until recently. The primary concern we had with many of the drug companies was the sufficiency of their new product pipelines to offset looming patent expirations. Additionally, their valuations were relatively high. Now we think the balance of those variables has improved for some drug companies. Also, generic drug companies stand to benefit significantly from the large number of brand products losing patent protection over the next few years. Novartis and Teva are two pharmaceutical companies we own in Masters' Select International. (See the discussion of Teva in this report.)

WHAT ABOUT REGIONS OR COUNTRIES? ARE OPPORTUNITIES CONCENTRATED IN ANY AREAS?
--------------------------------------------------------------------------------

No, not really. No nation has a monopoly on any particular product or service. As is typical, the portfolio we run for Masters remains fairly diverse geographically. Although some uncertainty remains in Japan, that country has virtually transformed its financial system, an essential step to its sustained recovery. European markets continue along a positive trend, and many emerging markets appear to be putting their recent difficulties well behind them.

WHAT ARE YOUR PRIMARY CONCERNS WITH RESPECT TO TODAY'S INVESTMENT CLIMATE?
--------------------------------------------------------------------------------

Clearly fears of inflation have become more prominent in recent months, particularly as petroleum prices have extended their march upward. We believe, however, that most of the impact from these price hikes has already been felt. Rising oil prices have perhaps restored a more normal inflationary picture, after an anomalous period with virtually no inflation. So far, though, inflation has not reached a level that is problematic for the global economy. The longer-term concerns are the same as they have always been - valuations, interest rates. These are things we can't control if you are an investor and you want to put money in equities. Despite these concerns, we believe the types of businesses that we focus on have very strong futures.

                                                               Fund Summary   25

DURING THE ALMOST THREE YEARS YOU HAVE PARTICIPATED IN MASTERS' SELECT INTERNATIONAL, HAS YOUR APPROACH TO RUNNING THE PORTFOLIO EVOLVED?
--------------------------------------------------------------------------------

Our investment discipline has definitely not changed. We continue to search for superior businesses selling at attractive valuations. We do recognize, however, that most of the market returns have come from select industries over the last several years. Accordingly, we have been concentrating the portfolio in the areas of the market that we believe offer the best potential to generate returns for shareholders of the Fund. At present, we have identified leading pharmaceutical companies, global cellular providers, and select technology names that offer attractive upside from their current levels.

26   The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND MANAGERS
--------------------------------------------------------------------------------

The following table provides a description of the five investment managers.

                               TARGET ASSET       MARKET         STOCK-PICKING
  MANAGER           FIRM        ALLOCATION    CAPITALIZATION        STYLE
--------------------------------------------------------------------------------
Helen Young     Janus Capital      20%         All sizes but   Growth at a
Hayes           Corporation                    mostly large    reasonable
                                               companies       price
--------------------------------------------------------------------------------
David Herro     Harris Associates  20%         All sizes       Value
--------------------------------------------------------------------------------
Dan Jaworski    BPI Global Asset   20%         Mostly large    Eclectic, may
                Management                     companies       invest in
                                                               traditional
                                                               value stocks
                                                               or growth
                                                               stocks
--------------------------------------------------------------------------------
Ted Tyson       Mastholm Asset     20%         All sizes       High earnings
                Management                                     growth
--------------------------------------------------------------------------------
Mark Yockey     Artisan Partners   20%         All sizes but   Growth at a
                                               mostly large    reasonable
                                               companies       price
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

BY ASSET CLASS

Developed Country Large-Cap        58.6%
Emerging Markets                   16.6%
Developed Country Small-Cap        16.3%
Cash Equivalents                    8.5%

Market Capitalization:
  Small-Cap < $800 Million
  Large-Cap > $800 Million

BY INDUSTRY
                                   % of
                                    Net
                                  Assets
                                  ------
Telecommunications                 17.0%
Technology                         16.5%
Consumer Products                  16.2%
Finance                            10.2%
Cash and Equivalents                8.5%
Basic Industries                    5.0%
Health Care & Pharmaceutical        5.0%
Energy                              4.8%
Consumer Services                   4.4%
Business Services                   4.0%
Media                               3.4%
Capital Goods                       2.7%
Hotels                              1.5%
Transportation                      0.8%
                                  -----
Total                             100.0%
                                  =====

                                                               Fund Summary   27

MASTERS' SELECT INTERNATIONAL FUND STOCK HIGHLIGHTS
--------------------------------------------------------------------------------

NOKIA  - HELEN YOUNG HAYES

Janus began following Nokia in 1993, long before it became the global leader in wireless handset and infrastructure equipment. At the time, handset sales accounted for only 10% of this Finnish company's revenues. Rubber boots, tires, computers, TVs and paper made up the rest. But it was Nokia's wireless handset design that first caught the attention of one of our research analysts.

Not long after we began researching Nokia, its operations were streamlined in order to capitalize on its handset division. Although wireless was still in its infancy, we invested in the company because we were convinced it had the potential to become the century's next behavior-changing technology, placing Nokia in a sweet spot. As we anticipated, cellular penetration quickly climbed overseas, however, it wasn't until mid-1998 that penetration in the U.S. really started to take off. While we continued to monitor this growth through proprietary, hands-on research, it was apparent that cellular use was expanding rapidly.

Today, as a supplier of equipment that enables us to utilize wireless technology, Nokia is out in front. Its steady introduction of products with functionality well ahead of competitive offerings bodes well for the stock. In addition the market continues to expand. Nokia projects that one billion mobile phones will be in use worldwide by 2002, crossing the much-anticipated benchmark a full year ahead of earlier estimates. As a leader in an expanding market, we remain optimistic about the prospects for the company and the stock price.

CANADIAN HUNTER EXPLORATION - TED TYSON

Canadian Hunter Exploration is a mid-sized energy exploration and production company based in the province of Alberta, Canada. The company is relatively new to the capital markets, having been a wholly owned subsidiary of the Canadian conglomerate Noranda until December 1998. However, it has an extremely experienced management and the company has been in the business and finding and producing energy since 1973.

Exports of natural gas from Canada to the United States have soared over the past several years as more and more U.S. electric utilities bring natural gas-fired plants on stream. By some estimates, over three quarters of all new electric generating capacity built over the past three years has been gas-fired. Exports have been helped more recently by a significant expansion in pipeline capacity with major new pipelines connecting markets in California and the Upper Midwest to producers in Canada.

28   The Masters' Select Funds

Canadian Hunter is particularly well positioned for growth in this environment. It has been increasing production volume over 20% per year which should continue for some time. It is the lowest-cost producer of natural gas in North America at $1.08/mcfe against an industry average of $1.76/mcfe. It also has the highest amount of exposure to natural gas of any Canadian energy company at just over 81% of total production. This is important as we are much more confident over the medium term about the outlook for natural gas prices to remain firm as opposed to oil and other refined products.

Canadian Hunter currently trades at 3.8 times cash flow, while industry comparables trade at an average of 5 to 6 times cash flow. With a high level of production growth and significant cash generation we believe that Canadian Hunter will quickly close the discount it currently trades at relative to similar companies in its industry.

GRANADA GROUP - MARK YOCKEY

We look for companies, of all sizes, that we believe are positioned for strong, sustainable growth in industries or themes that we think are compelling. We also look for strong management teams that have a U.S. approach to increasing shareholder value. This stock selection process led us to Granada.

In the media and hospitality industries, U.K.-based Granada Group welcomes comparison. On its home turf, it has leading positions in media, hotels, foodservice and consumer rentals. Internationally, it operates the highly regarded Meridian hotel chain.

Consistent with its history of growth through merger and acquisition, the company is about to merge with Compass, the world's leading provider of catering services to the industrial and commercial companies. The new entity will become one of the largest hospitality/leisure companies in Europe. And the synergies are compelling, including significant cost savings and efficiencies through global procurement. This coupled with the fact that the Compass merger has been misunderstood by the markets leads us to believe the stock price is undervalued and offers significant long-term growth potential.

More importantly, Granada recently announced the spin-off of 20% of its media business, Granada Media, with the expectation that the remainder of the business will be spun off in the next six to twelve months. We believe that this spin-off creates two excellent vehicles for growth: Granada for media and Compass for catering. It also clarifies the true value of the media assets and enables both companies to be more focused on their separate media and hospitality growth plans. Through acquisition, the company hopes to become one of the dominant media companies in the U.K. with content creation, broadcasting, including digital cable services as well as pay TV, internet and broadband services.

Lastly, we think highly of Granada's management team - its vision and financial controls - and project sustainable earnings growth in the low teens in the years to come.

                                                               Fund Summary   29

HOUSE OF FRASER - DAVID HERRO

House of Fraser ("House") is one of Britain's largest department store chains operating 58 stores in major cities throughout the country. The stores trade under the names "Army & Navy", "Arnotts", "Barkers", "David Evans", "Dickens and Jones", "Frasers", "House of Frasers" and others.

New management was brought in around three years ago to fix a company that was tussled around because of numerous corporate battles. Without the distraction of corporate activity new management set out to make "House" both a highly profitable and desirable place to shop retail group. They initiated a complete supply chain re-engineering, developed private label brands, moved the stores up-scale while making the company's balance sheet more optimal.

The results have been very positive!

Same store sales have grown in an environment in which retail sales have been stagnant. And, profitability has greatly improved as the combination of cost savings and better inventory management has increased margins. At the same time, they have instituted customer loyalty programs as well as hastened store refurbishments to maintain the positive momentum on the top line.

Though this company is clearly emerging as an industry leader, it trades at just over 7 times next year's earnings. Furthermore, with many of its new sales and profit initiatives just getting underway, profit growth should be double-digit over the next 3-5 years. We think given all of what's been accomplished and how this company is positioned for the future, there is a potential for over 100% upside from its current price of 49 pence.

TEVA PHARMACEUTICAL INDUSTRIES - DAN JAWORSKI

Teva Pharmaceutical Industries, headquartered in Israel, is a fully integrated pharmaceutical company producing drugs in all major therapeutic categories. Teva is the largest producer of branded as well as generic human pharmaceuticals in Israel. Through its wholly owned subsidiary, Teva Pharmaceuticals USA, the company is also one of the three largest U.S. generic drug companies. In aggregate, 80% of Teva's revenues are generated outside of Israel.

As one of the world's largest generic drug manufacturers, Teva is well positioned to capitalize on the huge wave of patent expirations over the next few years. The company currently has 52 generic drug applications pending before the FDA with the brand equivalents currently generating in excess of $14 billion in sales. Teva is also making significant progress with innovative products, such as Copaxone. Used for the treatment of Multiple Sclerosis, Copaxone is Teva's first branded innovative drug and became the company's top product in 1999. Copaxone has achieved a 25% market share in the U.S. and has obtained approval in several other markets. In addition to Copaxone, the company is also

30   The Masters' Select Funds
proceeding with the development of innovative drugs for the treatment of Parkinson's disease and Alzheimer's disease. Teva also acquired two complementary companies in 1999. We believe the integration of Massachusetts-based Copley Pharmaceutical and the Canadian company Novopharm Ltd. will fortify the company's generic pipeline and create synergies in several areas.

The fundamental outlook for Teva appears robust. We expect the company's outstanding generic pipeline, rising proprietary sales, growing sales of active ingredients, and acquisition synergies to drive strong, balanced earnings growth going forward. At its current share price, Teva is still undervalued relative to its industry peers both on an earnings and cash flow basis. We believe Teva should trade at the industry average, thus creating the opportunity for share price out-performance.










NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME COMMENTARIES ARE MADE AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                               Fund Summary   31

MASTERS' SELECT INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED)

SHARES                                                                VALUE
------                                                             ------------
COMMON STOCKS: 91.4%
Argentina: 1.4%
   361,400   Quilmes Industrial Quinsa Sponsored ADR                 4,020,575
                                                                   ------------
AUSTRALIA: 2.4%
   354,000   Australia & New Zealand
               Banking Group Ltd.                                     2,712,001
 2,098,000   Nufarm Ltd.                                              4,077,804
                                                                   ------------
                                                                      6,789,805
                                                                   ------------
BELGIUM: 0.7%
    78,800   Creyf's SA                                               2,091,405
                                                                   ------------
CANADA: 6.9%
   163,000   AT & T Canada, Inc. ADR-Class B*                         5,399,375
   282,000   Baytex Energy Ltd.*                                      2,715,203
   105,000   Canadian Hunter Exploration Ltd.*                        2,231,250
   120,000   Clearnet Communications*                                 3,352,500
    36,500   Nortel Networks                                          2,491,125
   113,177   Rogers Communications, Inc.*                             3,225,545
                                                                   ------------
                                                                     19,414,998
                                                                   ------------
FINLAND: 5.9%
   314,500   Metso OYJ*                                               3,783,191
    64,000   Nokia Corp. AB OY                                        3,265,839
   194,600   Nokia Corp. Sponsored ADR                                9,717,838
                                                                   ------------
                                                                     16,766,868
                                                                   ------------
FRANCE: 6.1%
    19,000   Alcatel                                                  1,246,170
    16,553   Cap Gemini S.A.                                          2,915,682
    54,640   Chargeurs                                                3,129,890
    36,500   Schneider Electric                                       2,543,799
     7,950   S.O.I.T.E.C.*                                            1,859,518
    36,000   Total Fina                                               5,519,696
                                                                   ------------
                                                                     17,214,755
                                                                   ------------
GERMANY: 6.3%
    42,100   Altana AG                                             $  3,376,203
    31,650   Endemann!! Internet AG*                                  1,495,705
   135,900   Jenoptik AG                                              3,898,801
   128,600   Krones AG                                                3,744,621
       791   Porsche AG Preferred                                     2,152,229
    75,200   SER Systeme AG                                           3,051,223
                                                                   ------------
                                                                     17,718,782
                                                                   ------------
HONG KONG: 4.8%
    47,600   China Telecom Ltd Sponsored ADR*                         8,463,875
 6,713,000   JCG Holdings Limited                                     3,358,438
 1,746,000   Legend Holdings                                          1,691,014
                                                                   ------------
                                                                     13,513,327
                                                                   ------------
ISRAEL: 6.1%
   138,500   Comverse Technology, Inc.*                              12,884,828
    80,000   Teva Pharmaceuticals Industries Ltd.                     4,437,500
                                                                   ------------
                                                                     17,322,328
                                                                   ------------
ITALY: 3.4%
   492,600   FILA Holdings SpA Sponsored ADR*                         5,203,088
  3,034,000  Parmalat Finanziaria SpA                                 4,281,117
                                                                   ------------
                                                                      9,484,205
                                                                   ------------
JAPAN: 5.1%
       268   Nippon Telephone & Telegraph                             3,561,378
        78   NTT Mobile Communications                                2,109,797
   129,000   Tokyo Broadcasting                                       5,568,258
    22,500   Tokyo Seimitsu Co., Ltd.                                 3,011,168
                                                                   ------------
                                                                     14,250,601
                                                                   ------------
KOREA: 7.7%
   124,100   Hite Brewery Co.                                         5,453,600
    57,300   Samsung Electronics                                     16,344,809
                                                                   ------------
                                                                     21,798,409
                                                                   ------------

32   The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED) - (CONTINUED)

SHARES                                                                VALUE
------                                                             ------------
NETHERLANDS: 5.9%
    62,000   Equant NV*                                            $  2,666,000
    46,661   Ing Groep NV                                             3,153,947
    62,209   Koninklijke Philips Electronics NV                       2,933,913
    63,750   Unique International NV                                  1,527,640
    53,760   United Globalcom, Inc. Class B*                          2,514,960
    77,000   VNU NV                                                   3,976,996
                                                                   ------------
                                                                     16,773,456
                                                                   ------------
NEW ZEALAND: 1.4%
 3,700,000   Fletcher Challenge Ltd.*                                 3,922,614
                                                                   ------------
PANAMA: 1.3%
   131,100   Banco Latinoamericano Class E                            3,629,831
                                                                   ------------
SINGAPORE: 3.0%
   341,560   DBS Group Holdings                                       4,390,638
 6,314,800   Mandarin Oriental International Ltd.                     4,199,342
                                                                   ------------
                                                                      8,589,980
                                                                   ------------
SPAIN: 1.5%
   190,695   Telefonica S.A.                                          4,096,273
                                                                   ------------
SWEDEN: 1.3%
   182,666   Assa Abloy                                               3,665,746
                                                                   ------------
SWITZERLAND: 4.1%
    25,100   ABB AG*                                                  3,004,214
     3,930   Novartis AG                                              6,225,170
     1,200   Schw Rueckversicherungs                                  2,445,902
                                                                   ------------
                                                                     11,675,286
                                                                   ------------
UNITED KINGDOM: 16.1%
   195,057   Capita Group plc                                         4,772,425
   423,400   Diageo plc                                               3,799,033
   430,000   Granada Group plc                                        4,294,177
 5,395,000   House Of Fraser                                          3,934,649
   436,300   Lloyds TSB Group plc                                     4,119,432
   763,000   Royal & Sun Alliance Insurance Group plc                 4,952,784
 3,096,100   Royal Doulton plc*                                       3,490,107
 4,850,000   Somerfield plc                                           4,256,349
 2,930,303   Vodafone Airtouch                                       11,838,354
                                                                   ------------
                                                                     45,457,310
                                                                   ------------
TOTAL COMMON STOCKS
   (cost $205,791,179)                                              258,196,554
                                                                   ------------

PRINCIPAL
 AMOUNT                                                               VALUE
----------                                                         ------------
SHORT-TERM INVESTMENTS: 7.6%
Repurchase Agreement: 4.7%
$13,129,000 State Street Bank &
   Trust Co., 5.75%, 6/30/00, due
   7/03/00, [collateral: $13,110,000
   U.S. Treasury Notes, 6.375%, due
   8/15/00, value $13,404,975]
   (proceeds $13,135,291)                                          $ 13,129,000

GOVERNMENT AGENCY OBLIGATION: 2.9%
   8,300,000 Federal Home Loan
   Mortgage Discount Note,
   5.95%, 7/03/00                                                     8,296,971
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $21,425,971)                                                21,425,971
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
   (cost $227,217,150): 99.0%                                       279,622,525
                                                                   ------------
Other Assets less Liabilites: 1.0%                                    2,777,390
                                                                   ------------
NET ASSETS: 100.0%                                                 $282,399,915
                                                                   ============

See accompanying Notes to Financial Statements.

* Non-income producing security.

                                                    Schedule of Investments   33

MASTERS' SELECT FUNDS TRUST
SCHEDULE OF ASSET AND LIABILITIES AT JUNE 30, 2000 (UNAUDITED)

                                                                   International
                                                   Equity Fund         Fund
                                                  -------------    -------------
ASSETS
  Investments in securities, at cost              $ 427,413,852    $ 227,217,150
                                                  =============    =============
  Investments in securities, at value             $ 481,701,956    $ 279,622,525
  Cash, including foreign currencies at value
    (cost of $3,953 and $242,414)                         3,953          243,945
  Receivables:
    Securities sold                                   3,529,052       11,328,840
    Fund shares sold                                    341,299        2,265,084
    Dividends and interest                              203,674          435,386
    Foreign tax witheld                                   8,438          184,436
  Unrealized gain on forward exchange contracts              --          332,757
  Deferred organizational costs                          30,527           18,401
  Prepaid expenses                                       28,878           37,904
                                                  -------------    -------------
        Total assets                                485,847,777      294,469,278
                                                  -------------    -------------
LIABILITIES
  Payables:
    Securities purchased                              2,686,961       11,578,417
    Fund shares redeemed                                181,697          134,642
    Advisory fees                                       426,124          216,460
  Accrued expenses                                      132,740          139,844
                                                  -------------    -------------
        Total liabilities                             3,427,522       12,069,363
                                                  -------------    -------------
NET ASSETS                                        $ 482,420,255    $ 282,399,915
                                                  =============    =============
Number of shares issued and outstanding
  (unlimited number of shares authorized,
  $0.01 par value)                                   31,676,263       14,415,916
                                                  -------------    -------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                 $       15.23    $       19.59
                                                  =============    =============
COMPONENTS OF NET ASSETS
  Paid-in capital                                 $ 361,683,179    $ 191,107,340
  Accumulated net investment income (loss)             (843,486)       1,240,735
  Accumulated net realized gain on investments       67,293,106       37,295,336
  Net unrealized appreciation on investments
    and foreign currency                             54,287,456       52,756,504
                                                  -------------    -------------
     Net assets                                   $ 482,420,255    $ 282,399,915
                                                  =============    =============

See accompanying Notes to Financial Statements.

34   The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
SCHEDULE OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                   International
                                                   Equity Fund         Fund
                                                   ------------    ------------
INVESTMENT INCOME
  Income
    Dividends (net of foreign tax withheld of
      $4,601 and $250,959, respectively)           $  1,286,291    $  2,113,494
    Interest                                            684,076         548,421
                                                   ------------    ------------
        Total income                                  1,970,367       2,661,915
                                                   ------------    ------------
  Expenses
    Advisory fees                                     2,503,140       1,429,400
    Administration fees                                  84,500          48,195
    Custody fees                                         23,232          66,724
    Fund accounting fees                                 34,470          30,085
    Transfer agent fees                                  93,616          30,337
    Amortization of deferred organizational costs        10,600           3,755
    Registration expense                                 12,468          13,609
    Professional fees                                    29,192          21,066
    Reports to shareholders                              36,528          12,876
    Trustee fees                                          7,266           7,458
    Insurance expense                                     7,671           3,729
    Miscellaneous                                        17,545           9,507
                                                   ------------    ------------
        Total expenses                                2,860,228       1,676,741
        Less: fees waived                               (44,895)       (200,720)
        Less: expenses paid indirectly                   (1,480)         (1,084)
                                                   ------------    ------------
        Net expenses                                  2,813,853       1,474,937
                                                   ------------    ------------
           NET INVESTMENT INCOME (LOSS)                (843,486)      1,186,978
                                                   ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on investments
    and foreign currency                             42,563,200      37,083,636
  Net unrealized depreciation on investments
    and foreign currency                            (15,782,111)    (29,013,131)
                                                   ------------    ------------
    Net realized and unrealized gain on
      investments and foreign currency               26,781,089       8,070,505
                                                   ------------    ------------
      NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                            $ 25,937,603    $  9,257,483
                                                   ============    ============

See accompanying Notes to Financial Statements.

                                                    Statement of Operations   35

MASTERS' SELECT EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended     Year Ended
                                              June 30, 2000+   December 31, 1999
                                               -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss                          $    (843,486)    $    (490,430)
  Net realized gain on investments
    and foreign currency                          42,563,200        90,855,318
  Net unrealized appreciation (depreciation)
    on investments and foreign currency          (15,782,111)        7,559,672
                                               -------------     -------------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                   25,937,603        97,924,560
                                               -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                              --          (453,126)
  From net realized gain                                  --       (72,845,649)
                                               -------------     -------------
    Total distributions                                   --       (73,298,775)
                                               -------------     -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a)               7,236,077        19,162,903
                                               -------------     -------------
    TOTAL INCREASE IN NET ASSETS                  33,173,680        43,788,688

NET ASSETS
  Beginning of period                            449,246,575       405,457,887
                                               -------------     -------------
  END OF PERIOD                                $ 482,420,255     $ 449,246,575
                                               =============     =============

(a) A summary of capital share transactions is as follows:

                          Six Months Ended                 Year Ended
                           June 30, 2000+               December 31, 1999
                     ---------------------------   ----------------------------
                        Shares         Value          Shares         Value
                     ------------   ------------   ------------   -------------
Shares sold             3,527,390   $ 52,200,924      4,970,856   $  73,906,691
Shares issued in
  reinvestment
  of distribution              --             --      5,062,626      71,775,849
Shares redeemed        (3,088,872)   (44,964,847)    (8,668,083)   (126,519,637)
                     ------------   ------------   ------------   -------------
Net increase              438,518   $  7,236,077      1,365,399   $  19,162,903
                     ============   ============   ============   =============

+ Unaudited.

See accompanying Notes to Financial Statements.

36   The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND
STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended     Year Ended
                                              June 30, 2000+   December 31, 1999
                                              -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income                       $   1,186,978     $      15,363
  Net realized gain on investments
    and foreign currency                         37,083,636        10,874,679
  Net unrealized appreciation (depreciation)
    on investments and foreign currency         (29,013,131)       72,373,381
                                              -------------     -------------
     NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                 9,257,483        83,263,423
                                              -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                             --          (353,934)
  From net realized gain                                 --        (4,038,447)
                                              -------------     -------------
     Total distributions                                 --        (4,392,381)
                                              -------------     -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
    net change in outstanding shares (a)         53,785,009        45,266,103
                                              -------------     -------------
     TOTAL INCREASE IN NET ASSETS                63,042,492       124,137,145

NET ASSETS
  Beginning of period                           219,357,423        95,220,278
                                              -------------     -------------
  END OF PERIOD                               $ 282,399,915     $ 219,357,423
                                              =============     =============
Accumulated net investment income             $   1,240,735     $      53,757
                                              =============     =============

(a) A summary of capital share transactions is as follows:

                           Six Months Ended                Year Ended
                            June 30, 2000+              December 31, 1999
                     ---------------------------   ----------------------------
                        Shares         Value          Shares          Value
                     ------------   ------------   ------------   -------------
Shares sold             5,702,588   $113,816,783      7,886,341   $ 110,540,261
Shares issued in
  reinvestment
  of distribution              --             --        274,383       4,296,677
Shares redeemed        (3,033,478)   (60,031,774)    (5,108,427)    (69,570,835)
                     ------------   ------------   ------------   -------------
Net increase            2,669,110   $ 53,785,009      3,052,297   $  45,266,103
                     ============   ============   ============   =============

+ Unaudited.

See accompanying Notes to Financial Statements.

                                         Statement of Changes in Net Assets   37

MASTERS' SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                                          Year Ended December 31,
                                    Six Months Ended  -------------------------------
                                     June 30, 2000+    1999        1998        1997**
                                         -------      -------     -------     -------
Net asset value,
  beginning of period                    $ 14.38      $ 13.57     $ 11.84     $ 10.00
                                         -------      -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.03)       (0.01)       0.03        0.03
  Net realized and unrealized gain on
   investments and foreign currency         0.88         3.52        1.73        2.90
                                         -------      -------     -------     -------
   Total from investment operations         0.85         3.51        1.76        2.93
                                         -------      -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income                  --        (0.02)      (0.02)      (0.03)
  From net realized gain                      --        (2.68)      (0.01)      (1.06)
                                         -------      -------     -------     -------
  Total distributions                         --        (2.70)      (0.03)      (1.09)
                                         -------      -------     -------     -------

NET ASSET VALUE, END OF PERIOD           $ 15.23      $ 14.38     $ 13.57     $ 11.84
                                         =======      =======     =======     =======

Total return                                5.91%++     26.45%      14.90%      29.11%
                                         -------      -------     -------     -------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)   $ 482.4      $ 449.2     $ 405.5     $ 296.9
                                         -------      -------     -------     -------
  Ratio of expenses to average net
    assets before custody credits:
        Before fees waived                  1.26%*       1.28%       1.38%       1.47%
                                         -------      -------     -------     -------

        After fees waived                   1.24%*       1.26%       1.38%       1.47%
                                         -------      -------     -------     -------
  Ratio of net investment income
   (loss) to average net assets            (0.37%)*     (0.12%)      0.30%       0.12%
                                         -------      -------     -------     -------

Portfolio turnover rate                    61.45%++    116.42%     135.41%     145.11%
                                         -------      -------     -------     -------

+  Unaudited.
*  Annualized.
** Commenced operations on December 31, 1996.
++ Not Annualized.

See accompanying Notes to Financial Statements.

38   The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                                         Year Ended December 31,
                                       Six Months Ended   --------------------     Period Ended**
                                         June 30, 2000+    1999          1998    December 31, 1997
                                            -------       -------      -------        -------
Net asset value,
  beginning of period                       $ 18.67       $ 10.95      $  9.88        $ 10.00
                                            -------       -------      -------        -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        0.08          0.00^        0.08           0.00^
  Net realized and unrealized gain (loss)
    on investments and foreign currency        0.84          8.13         1.08          (0.12)
                                            -------       -------      -------        -------
   Total from investment operations            0.92          8.13         1.16          (0.12)
                                            -------       -------      -------        -------
LESS DISTRIBUTIONS:
  From net investment income                     --         (0.03)       (0.09)            --
  From net realized gain                         --         (0.38)          --             --
                                            -------       -------      -------        -------
  Total distributions                            --         (0.41)       (0.09)            --
                                            -------       -------      -------        -------

NET ASSET VALUE, END OF PERIOD              $ 19.59       $ 18.67      $ 10.95        $  9.88
                                            =======       =======      =======        =======

Total return                                   4.93%++      75.01%       11.74%         (1.20%)++
                                            -------       -------      -------        -------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)      $ 282.4       $ 219.4      $  95.2        $  45.9
                                            -------       -------      -------        -------
  Ratio of expenses to average net
    assets before custody credits:
        Before fees waived                     1.29%*        1.41%        1.63%          1.83%*
                                            -------       -------      -------        -------
        After fees waived                      1.14%*        1.29%        1.55%          1.83%*
                                            -------       -------      -------        -------
  Ratio of net investment income
    to average net assets                      0.91%*        0.01%        0.87%          0.42%*
                                            -------       -------      -------        -------
Portfolio turnover rate                       71.80%+      100.00%       73.59%          0.00%
                                            -------       -------      -------        -------

+  Unaudited.
*  Annualized.
** Commenced operations on December 1, 1997.
^  Amount represents less than $0.01 per share.
++ Not Annualized.

See accompanying Notes to Financial Statements.

                                                       Financial Highlights   39

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - ORGANIZATION
--------------------------------------------------------------------------------

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of two separate series: the Masters' Select Equity Fund and the Masters' Select International Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund invests primarily in foreign companies. It seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair values as determined in good faith by the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value.

B. FOREIGN CURRENCY TRANSLATION. The Funds' records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

     The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

40   The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

     Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation or depreciation on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

E. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

F. REPURCHASE AGREEMENTS. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements.

G. DEFERRED ORGANIZATION COSTS. All of the expenses incurred by the Adviser in connection with the organization and registration of each Fund's shares will be borne by each Funds and are being amortized to expense on a straight-line basis over a period of five years.

H. ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities on the date of financial statements. Actual results could differ from those estimates.

                                              Notes to Financial Statements   41

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

I. OTHER. Under terms of the Trust's Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees. For the six months ended June 30, 2000, these credits totaled $1,480 and $1,084 for Masters' Select Equity Fund and Masters' Select International Fund, respectively.

NOTE 3 - MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the Agreement, the Funds pay a fee to the Advisor equal to 1.10% of the average daily net assets of each Fund. For the six months ended June 30, 2000, the Advisor contractually agreed to waive 0.02% from its fee applicable to the Masters' Select Equity Fund and 0.10% from its fee applicable to the Masters' Select International Fund. Additionally, effective September 24, 1999, the Advisor voluntarily waived an additional 0.055% from its fee applicable to the Masters' Select International Fund. The Advisor has contractually agreed to continue the 0.02% and the 0.155% waiver through December 31, 2000 for the Masters' Select Equity Fund and the Masters' Select International Fund, respectively. While under certain circumstances the Advisor has the right to seek recoupment of expenses they have reimbursed to the Fund, the Advisor has agreed not to seek recoupment of the management fees waived for the Funds.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator"). Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.025% of the next $250 million and 0.0125% thereafter, subject to a minimum fee of $40,000 per Fund.

Affiliated entities of the Trust received net commissions on sales of the Funds' securities for the six months ended June 30, 2000 of $29,356 and $1,734 for the Masters' Select Equity Fund and Masters' Select International Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $10,000 per year.

42   The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

NOTE 4 - PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, excluding short-term investments, for the six months ended June 30, 2000 were as follows:

Fund                                  Purchased          Sales
----                                ------------      ------------
Equity                              $265,391,330      $264,347,963
International                        218,032,361       172,166,809

At June 30, 2000, the aggregate unrealized appreciation and depreciation of securities, based on their cost for federal income tax purposes, was as follows:

                                    Equity Fund    International Fund
                                    ------------   ------------------
Total tax cost                      $427,413,852      $227,217,150

Gross unrealized appreciation       $ 87,648,677      $ 58,045,486
Gross unrealized depreciation        (33,360,573)       (5,640,111)

     Net unrealized appreciation    $ 54,288,104      $ 52,405,375

NOTE 5 - OFF-BALANCE-SHEET RISK
--------------------------------------------------------------------------------

The Funds are parties to financial instruments with off-balance-sheet risk, primarily forward contracts, in order to minimize the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements at the Funds' net equity as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At June 30, 2000, the Funds had the following forward contracts outstanding:

                                              Notes to Financial Statements   43

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

MASTERS' SELECT INTERNATIONAL FUND

                                      In Exchange       Settlement   Unrealized
CONTRACTS TO BUY                          For              Date      Gain (Loss)
--------------------------------------------------------------------------------
100,601 British Pound Sterling      U.S. $  152,219     07/05/2000    $     101
6,768,272 Swiss Francs                    4,149,005     07/03/2000       31,801
3,202,608 Swiss Francs                    1,963,225     07/04/2000        6,597
                                                                      ---------
                                                                         38,499
                                                                      ---------
CONTRACTS TO SELL
--------------------------------------------------------------------------------
6,000,000 British Pound Sterling    U.S. $9,096,061     10/10/2000      390,539
6,287,130 Euros                           6,002,326     07/03/2000      (76,706)
1,980,211 Euros                           1,890,508     07/04/2000       (7,328)
12,017,404 Swedish Krona                  1,362,517     07/03/2000      (12,247)
                                                                      ---------
                                                                        294,258
                                                                      ---------
Net unrealized gain on forward contracts                              $ 332,757
                                                                      =========

NOTE 6 - LINE OF CREDIT
--------------------------------------------------------------------------------

The Trust has an unsecured $15,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. At June 30, 2000, the Trust has no outstanding borrowings. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. For the six months ended June 30, 2000, the commitment fees were $4,047 and $2,310 for the Masters' Select Equity Fund and the Masters' Select International Fund, respectively.

44   The Masters' Select Funds

ADVISOR:
--------------------------------------------------------------------------------

          Litman/Gregory Fund Advisors, LLC
          4 Orinda Way, Suite 230-D
          Orinda, CA 94563

DISTRIBUTOR:
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          First Fund Distributors, Inc.
          4455 E. Camelback Rd., Suite 261E
          Phoenix, AZ 85018

TRANSFER AGENT:
--------------------------------------------------------------------------------

          NFDS
          P.O. Box 219922
          Kansas City, MO 64121-9922
          1-800-960-0188

          For Overnight Delivery:
          Masters' Select Funds
          C/O NFDS
          330 W. 9th Street
          Kansas City, MO 64105

INVESTMENT PROFESSIONALS:
--------------------------------------------------------------------------------

          Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5213.

PROSPECTUS:
--------------------------------------------------------------------------------

          To request a prospectus, IRA application or information, call 1-800-656-8864, 24 hours a day, seven days a week.

SHAREHOLDER INQUIRIES:
--------------------------------------------------------------------------------

          To request action on your existing account, contact the Transfer agent, NFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-HOUR AUTOMATED INFORMATION:
--------------------------------------------------------------------------------

          For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

FUND INFORMATION:
--------------------------------------------------------------------------------

                 Fund            Symbol            CUSIP         Fund Number
                 ----            ------            -----         -----------
              Equity Fund         MSEFX          576417109           305
          International Fund      MSILX          576417208           306
              Value Fund          MSVFX          576417406           307

WEBSITE:
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          www.mastersselectfunds.com